EXHIBIT 10.13

British Columbia
Ministry of Employment and Investment
Energy and Minerals Division
Mineral Titles Branch

Mineral Tenure Act
Section 57 and 58

BILL OF SALE ABSOLUTE

INDICATE TYPE OF TITLE:                        Mineral

MINING DIVISION:                                 Vernon

SELLER:

I, Stephen Kenwood, of 2073 - 149th Street, Surrey, BC, Canada, V4A 8L4, (604) 535-8147, Client Number 134185.

PURCHASER:

Longbow Mining Corp., of 186 Stevens Drive, West Vancouver, BC, Canada, V7S 1C4, (604) 926-3288.

For and in consideration of the sum of Ten Dollars ($10.00) paid to me, do hereby sell the interest as specified below in the following mineral titles:
Claim Name or Lease Type	Tenure Number	Percentage of Title Being Sold
WYATT 1-Mineral	391984	100%
WYATT 2-Mineral	391985	100%
WYATT 3-Mineral	391986	100%
WYATT 4-Mineral	391987	100%
WYATT 5-Mineral	391988	100%
WYATT 6-Mineral	391989	100%
WYATT 7-Mineral	391990	100%
WYATT 8-Mineral	391991	100%
MADI-Mineral	392221	100%
GABI-Mineral	392222	100%

I declare that I have good title to these tenures and every right to sell the same, in witness whereof, I have today signed my legal name.

March 25, 2002
/s/ "Stephen Kenwood"	/s/"Rod Husband"
Stephen Kenwood	Witness